SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 4, 2006

                           Merrill Lynch & Co., Inc.
                           ------------------------
            (Exact name of Registrant as specified in its charter)


       Delaware                    1-7182                      13-2740599
------------------------------------------------------------------------------
   (State or other               (Commission                (I.R.S. Employer
   jurisdiction of               File Number)             Identification No.)
   incorporation)

              4 World Financial Center, New York, New York 10080
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122639) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the "Indenture"). The Company shall issue $52,000,000 aggregate principal amount of PROtected Covered Call EnhancED Income NoteSSM Linked to the Value Line 30 PROCEEDS Index, Series 2, due January 4, 2011 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits


                              EXHIBITS

            (4)               Instruments defining the rights of
                              security holders, including
                              indentures.

                              Form of Merrill Lynch & Co.,
                              Inc.'s PROtected Covered Call
                              EnhancED Income NoteSSM Linked to
                              the Value Line 30 PROCEEDS Index,
                              Series 2, due January 4, 2011.

            (5) & (23)        Opinion re: legality; consent of counsel.

                              Opinion of Sidley Austin LLP
                              relating to the PROtected Covered
                              Call EnhancED Income NoteSSM
                              Linked to the Value Line 30
                              PROCEEDS Index, Series 2, due
                              January 4, 2011 (including consent
                              for inclusion of such opinion in
                              this report and in Merrill Lynch &
                              Co., Inc.'s Registration Statement
                              relating to such Securities).

                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           MERRILL LYNCH & CO., INC.
                                           -------------------------
                                                 (Registrant)


                                           By: /s/ John Laws
                                               --------------------------
                                                       John Laws
                                                   Assistant Treasurer


Date: January 4, 2006

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549














                           MERRILL LYNCH & CO., INC.












                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED JANUARY 4, 2006











                                                 Commission File Number 1-7182

                                Exhibit Index


Exhibit No.       Description                                              Page

(4) Instruments defining the rights of security holders, including indentures.

                             Form of Merrill Lynch & Co., Inc.'s
                             PROtected Covered Call EnhancED Income
                             NoteSSM Linked to the Value Line 30
                             PROCEEDS Index, Series 2, due January 4,
                             2011.

(5) & (23)        Opinion re:  legality; consent of counsel.

                             Opinion of Sidley Austin LLP relating to the PROtected Covered Call EnhancED Income NoteSSM Linked to the Value Line 30 PROCEEDS Index, Series 2, due January 4, 2011 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                                                   EXHIBIT (4)


THIS PROCEEDS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR PROCEEDS IN CERTIFICATED FORM, THIS PROCEEDS MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS PROCEEDS IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO MERRILL LYNCH & CO., INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PROCEEDS ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No. R-1                                                         5,200,000 Units
CUSIP:  59021V748                         (each Unit representing $10 principal
                                               amount of PROtected Covered Call
                                                       EnhancED Income NoteSSM)



                           MERRILL LYNCH & CO., INC.
                PROtected Covered Call EnhancED Income NoteSSM
             Linked to the Value Line 30 PROCEEDS Index, Series 2
                              due January 4, 2011
                               (the "PROCEEDS")

         Merrill Lynch & Co., Inc., a Delaware corporation (hereinafter referred to as the "Company", which term includes any successor corporation under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, for each Unit the Interest Amount (as defined below) on each Interest Payment Date (as defined below). On January 4, 2011 (the "Stated Maturity"), the Company hereby promises to pay to CEDE & CO., or its registered assigns, a sum for each Unit equal to the sum of the principal amount of the PROCEEDS and the Supplemental Redemption Amount (as defined below), if any.

         Payment or delivery per Unit of the above-referenced principal amount of the PROCEEDS and the Supplemental Redemption Amount, if any, and any interest on any overdue amount thereof with respect to this PROCEEDS and the Interest Amount, if any, shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         This PROCEEDS is one of the series of PROtected Covered Call EnhancED Income NoteSSM Linked to the Value Line 30 PROCEEDS Index, Series 2, due January 4, 2011.

Interest

         The Company shall pay interest, if any, on each Unit of the PROCEEDS equal to the Interest Amount on the third scheduled Banking Business Day (as defined below) following each Commencement Date (as defined below) (each, an "Interest Payment Date"). A "Commencement Date" shall mean the third Friday of each February, May, August and November, beginning February 17, 2006. The Company shall pay interest to the persons in whose names the PROCEEDS are registered at the close of business on a "Regular Record Date", which shall be the Banking Business Day immediately succeeding the last day of the applicable Quarterly Calculation Period (as defined below). If an Interest Payment Date falls on a day that is not a Banking Business Day, the Interest Amount payment, if any, to be made on such day shall be made on the next succeeding Banking Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest shall be paid as a result of such delayed payment.

         The "Interest Amount" shall be the amount determined by the Calculation Agent (as defined below) in a notice provided to the Trustee (as defined below) on or before the second Banking Business Day immediately following the last day of the applicable Quarterly Calculation Period.

         "Quarterly Calculation Period" means the period from and including a Commencement Date to, but excluding, the next Commencement Date, provided that the initial Quarterly Calculation Period shall commence on, and include, January 4, 2006 and the final Quarterly Calculation Period shall extend to, and include, the Valuation Date (as defined below).

  Payment at Maturity

         At maturity, a Holder shall receive a cash payment with respect to each Unit of the PROCEEDS equal to the sum of:

         (i) the principal amount of $10

         and

         (ii) the Supplemental Redemption Amount, if any.

         The "Supplemental Redemption Amount" with respect to each Unit of this PROCEEDS shall be determined by the Calculation Agent and shall equal:

                             Ending Value - Threshold Value
                    $10  X  --------------------------------
                                   Threshold Value

               provided, however, that in no event shall the Supplemental Redemption Amount be less than zero.

         The "Ending Value" shall be determined by the Calculation Agent and shall equal the closing level of the Reference Index (as defined in Annex A) determined on the Valuation Date.

         The "Threshold Value" equals 100.

         The "Valuation Date" shall be the seventh scheduled Index Business Day (as defined below) before the Stated Maturity, or if that day is not an Index Business Day, the next Index Business Day; provided, however, that if no Index Business Days occur between the seventh scheduled Index Business Day before the Stated Maturity and the second scheduled Index Business Day before the Stated Maturity, the Valuation Date shall be the second scheduled Index Business Day prior to the Stated Maturity, regardless of the occurrence of a Market Disruption Event (as defined below).

         An "Index Business Day" shall be any day, as determined by the Calculation Agent, on which securities comprising 80% of the value of the Value Line 30 Basket (as defined in Annex A) on that day are capable of being traded on their relevant exchanges during the one-half hour before the determination of the closing level of the Reference Index for that day.

         "Business Day" shall be any day on which the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and The Nasdaq Stock Market are open for trading.

         "Banking Business Day" shall be any day other than a Saturday or Sunday that is not a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

         "Calculation Agent" means Merrill Lynch International.

         All determinations made by the Calculation Agent shall be made in good faith and in a commercially reasonable manner by the Calculation Agent and, absent a determination of a manifest error, shall be conclusive for all purposes and binding on the Company, the Holders and the beneficial owners of this PROCEEDS.

         "Market Disruption Event" means either of the following events as determined by the Calculation Agent:

         (A) the suspension of or material limitation on trading for more than two hours of trading, or during the one-half hour period preceding the close of trading, on the applicable exchange (without taking into account any extended or after-hours trading session), in 20% or more of the stocks which then comprise the Value Line 30 Basket; or

         (B) the suspension of or material limitation on trading, in each case, for more than two hours of trading, or during the one-half hour period preceding the close of trading, on the applicable exchange (without taking into account any extended or after-hours trading session), whether by reason of movements in price otherwise exceeding levels permitted by the relevant exchange or otherwise, in option contracts or futures contracts related to 20% or more of the stocks which are then included in the Value Line 30 Basket.

         For the purpose of the above definition:

         (1) a limitation on the hours in a trading day and/or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the applicable exchange;

         (2) a limitation on trading imposed during the course of a day by reason of movements in price otherwise exceeding levels permitted by the applicable exchnage shall constitute a Market Disruption Event;

         (3) a decision to permanently discontinue trading in the relevant futures, or option contracts related to the Reference Index, or any successor index, shall not constitute a Market Disruption Event;

         (4) a suspension in trading in a futures or option contract on a stock which is then included in the Value Line 30 Basket by a major securities market by reason of (a) a price change violating limits set by that securities market, (b) an imbalance of orders relating to those contracts or (c) a disparity in bid and ask quotes relating to those contracts shall constitute a suspension or material limitation of trading in futures or option contracts related to that stock;

         (5) an absence of trading on the applicable exchange shall not include any time when that exchange is closed for trading under ordinary circumstances; and

         (6) for the purpose of clause (A) above, any limitations on trading during significant market fluctuations under NYSE Rule 80B, or any applicable rule or regulation enacted or promulgated by the NYSE or any other self regulatory organization or the Securities and Exchange Commission of similar scope as determined by the Calculation Agent, shall be considered "material".

General

         This PROCEEDS is one of a duly authorized issue of Securities of the Company, issued and to be issued under an Indenture, dated as of April 1, 1983, as amended and restated (herein referred to as the "Indenture"), between the Company and JPMorgan Chase Bank, N.A., as Trustee (herein referred to as the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of this PROCEEDS, and the terms upon which this PROCEEDS is, and is to be, authenticated and delivered.

         The Company hereby covenants for the benefit of the Holders of this PROCEEDS, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against a Holder of this PROCEEDS.

         This PROCEEDS is not subject to redemption by the Company or at the option of the Holder prior to the Stated Maturity.

         In case an Event of Default with respect to this PROCEEDS shall have occurred and be continuing, the amount payable to a Holder of a PROCEEDS upon any acceleration permitted by this PROCEEDS, with respect to each Unit hereof, shall be equal to the amount payable on the Stated Maturity with respect to such Unit, calculated as though the date of acceleration were the Stated Maturity of this PROCEEDS, provided, however, the Index Adjustment Factor (as defined in Annex A) shall be applied to the values used to calculate the Supplemental Redemption Amount as if the PROCEEDS had not been accelerated and had remained outstanding to the Stated Maturity.

         In case of default in payment of this PROCEEDS (whether at any Interest Payment Date, Stated Maturity or upon acceleration), from and after such date this PROCEEDS shall bear interest, payable upon demand of the Holders of this PROCEEDS, at the rate of 2.25% per annum on the unpaid amount due and payable on such date in accordance with the terms of this PROCEEDS to the date payment of such amount has been made or duly provided for.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of each series, are permitted to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this PROCEEDS shall be conclusive and binding upon such Holder and upon all future Holders of this PROCEEDS and of any PROCEEDS issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this PROCEEDS.

         No reference herein to the Indenture and no provision of this PROCEEDS or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay any amount payable with respect to this PROCEEDS and any interest on any overdue amount thereof at the time, place and rate, and in the coin or currency herein prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein and on the first page hereof, the transfer of this PROCEEDS may be registered on the Security Register of the Company, upon surrender of this PROCEEDS for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new PROCEEDS, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

         The PROCEEDS are issuable only in registered form without coupons in denominations of a single Unit and integral multiples thereof. This PROCEEDS shall remain in the form of a global security held by a Depository. Notwithstanding the foregoing, if (x) any Depository is at any time unwilling or unable to continue as Depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this PROCEEDS shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to this PROCEEDS, this PROCEEDS shall be exchangeable for PROCEEDS in definitive form of like tenor and of an equal aggregate principal amount, in denominations of a single Unit and integral multiples thereof. Such definitive PROCEEDS shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive PROCEEDS are so delivered, the Company may make such changes to the form of this PROCEEDS as are necessary or appropriate to allow for the issuance of such definitive PROCEEDS.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Company and each Holder (and beneficial owner) by acceptance hereof hereby agree to treat this PROCEEDS for all tax purposes as a debt instrument that is subject to U.S. Treasury Regulation section 1.1275-4(b) governing contingent payment debt instruments, and, where required, the Company shall file information returns with the Internal Revenue Service in accordance with this treatment, in the absence of any change or clarification in the law, by regulation or otherwise, requiring a different characterization of the PROCEEDS.

         Prior to due presentment of this PROCEEDS for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this PROCEEDS is registered as the owner hereof for all purposes, whether or not this PROCEEDS be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this PROCEEDS which are defined in the Indenture but not in this PROCEEDS shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by JPMorgan Chase Bank, N.A., the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this PROCEEDS shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: January 4, 2006



CERTIFICATE OF AUTHENTICATION                                     Merrill Lynch & Co., Inc.
This is one of the Securities of the series
designated therein referred to in the           [Copy of Seal]
within-mentioned Indenture.

JPMorgan Chase Bank, N.A., as Trustee                             By:
                                                                                   Treasurer


By:                                                               Attest:
                  Authorized Officer                                               Secretary


                                                                       ANNEX A



         The "Reference Index" means the Value Line 30 PROCEEDS Index, Series 2, a composite index that will track the performance of hypothetical investments in two assets, the Basket Units (as defined below) and the Zero Coupon Bond Units (as defined below), and one liability, the Leverage Units (as defined below) (collectively, the "Index Components"). Provided that a Defeasance Event (as defined below) does not occur, the amount of hypothetical funds allocated to each of the Index Components is expected to vary over the term of the PROCEEDS. The Calculation Agent will adjust the allocations systematically using the Reference Index formula described below.

         The daily closing values of the Reference Index, the Basket Units and the Zero Coupon Bond Units will be published on each Business Day on Reuters Page MEREDUS15 (or any successor page for the purpose of displaying those closing values as identified by the Calculation Agent) and will be the respective values determined as of 4:00 p.m. (New York City time) on each Business Day.

         The level of the Reference Index and the daily closing values of each of the Index Components will be calculated by the Calculation Agent. The level of the Reference Index was set to 97 on December 29, 2005 (the "Pricing Date"), with 94.27% of the hypothetical funds allocated to the Basket Units, 5.73% of the hypothetical funds allocated to the Zero Coupon Bond Units and 0% of the hypothetical funds allocated to the Leverage Units. Thereafter, the level of the Reference Index on any Business Day will equal the sum of the closing value of the Basket Units in the Reference Index and the value of the Zero Coupon Bond Units in the Reference Index, less the value of Leverage Units representing hypothetical borrowed funds outstanding and reduced by a pro rata portion of the Index Adjustment Factor.

         In addition, the level of the Reference Index will include the value of the Basket Unit Income (as defined below), if any, if that income is to be hypothetically reinvested in the Basket Units at the close of business on the first Index Business Day of the next Quarterly Calculation Period.

         The level of the Reference Index on any day that is not an Index Business Day will equal the level of the Reference Index on the previous day minus the Index Adjustment Factor and the Daily Leverage Charge for that day regardless of any changes in the values of the Value Line 30 Basket on that day.

         At the close of business on the last day of each Quarterly Calculation Period (except for the last Quarterly Calculation Period before the Stated Maturity) and after effecting any reallocation for that day, the Calculation Agent will determine the Basket Unit Income. If, at that time, the level of the Reference Index (less any Basket Unit Income) is less than 105% of the Floor Level (as defined below), then the interest payment on the PROCEEDS for that quarterly period will be zero. Under these circumstances, the Calculation Agent will be deemed to hypothetically reinvest the Basket Unit Income at the close of business on the first Index Business Day of the next Quarterly Calculation Period in additional Basket Units at a price per unit that does not include that Basket Unit Income.

         The level of the Reference Index will reflect a 1.15% per annum reduction (the "Index Adjustment Factor") that will be applied and accrue daily on the daily closing level of the Reference Index to the benefit of the Calculation Agent on the basis of a 365-day year from the the Pricing Date through the Valuation Date. The Index Adjustment Factor will remain at 1.15% per annum for as long as any hypothetical funds are allocated to Basket Units. If at any time the allocation of hypothetical funds to the Basket Units is zero, the Index Adjustment Factor will not apply.

         To the extent that the hypothetical investment in the Basket Units is leveraged (i.e., increased with hypothetical borrowed funds) through the use of Leverage Units, the number of Leverage Units will be increased daily by an amount equal to the interest expense deemed to have been incurred on those borrowed funds (the "Daily Leverage Charge"). The Daily Leverage Charge will equal the number of Leverage Units outstanding on the applicable day multiplied by the Federal Funds rate (as defined below) on the applicable day plus 0.5%, divided by 360. This deemed interest expense will reduce the level of the Reference Index on each day that the Reference Index includes Leverage Units.

         The Calculation Agent will deduct the "Basket Adjustment Factor" from the closing value of the Value Line 30 Basket, thereby reducing the value of the Basket Units. Because the level of the Reference Index is based in part on the value of the Basket Units, the Basket Adjustment Factor will reduce the level of the Reference Index. The Basket Adjustment Factor will equal a pro rata amount equal to 1.15% per annum of the daily value of the Value Line 30 Basket at the end of the previous day accrued daily on the basis of a 365-day year and will be subtracted from the Basket Unit Income at the end of each day prior to effecting any reallocation that day; provided, however, the value of the Basket Adjustment Factor for any Quarterly Calculation Period will not exceed the value of the Basket Unit Income for that Quarterly Calculation Period. The hypothetical value of the Basket Adjustment Factor will accrue to the benefit of the Calculation Agent, of which .15% will be paid to Value Line, as the sponsor of the Value Line Timeliness rankings.

         If the value (including a closing value) of any component of the Reference Index is unavailable on any date because of a Market Disruption Event or otherwise, unless deferred by the Calculation Agent as described below, the Calculation Agent will determine the value of each Index Component for which no value is available as follows:

          o the value of any Value Line 30 Stock (as defined below) for which no value is available will be the arithmetic mean, as determined by the Calculation Agent, of the value of that stock obtained from as many dealers in equity securities (which may include Merrill Lynch, Pierce, Fenner & Smith ("MLPF&S") or any of the Company's other subsidiaries or affiliates), but not exceeding three of those dealers, as will make that value available to the Calculation Agent;

          o the value of any hypothetical call option related to a Value Line 30 Stock for which no value is available will be the arithmetic mean, as determined by the Calculation Agent, of the offer prices of that option obtained from as many dealers in options (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding three of those dealers, as will make that value available to the Calculation Agent;

          o the value of the Zero Coupon Bond Units will be the arithmetic mean, as determined by the Calculation Agent, of the value of the hypothetical bond tracked by the Zero Coupon Bond Units obtained from as many dealers in fixed-income securities (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding three of those dealers, as will make that value available to the Calculation Agent; and

          o the value, if any, of the Leverage Units will be calculated as described in this Annex A.

         The Calculation Agent will use the value of the Value Line 30 Stocks (as defined below) and the related hypothetical call options to determine the value of the Basket Units. The Calculation Agent will then calculate the level of the Reference Index and, if earlier than the Valuation Date, will determine whether an Allocation Determination Event (as defined below) has occurred.

         The determination of any of the above values or of an Allocation Determination Event by the Calculation Agent in the event any of those values is unavailable may be deferred by the Calculation Agent for up to ten consecutive Business Days on which Market Disruption Events are occurring. Following this period, the Calculation Agent will determine the relevant values in consultation with the Company. No reallocation of the level of the Reference Index will occur on any day the determination of any of the above values is so deferred.

         Each "Basket Unit" will track the value of an initial US$100 hypothetical investment in the Value Line 30 Basket. The "Value Line 30 Basket" is a hypothetical investment in a "covered call" strategy in which (i) the Value Line 30 Stocks are deemed to be purchased, and (ii) call options are deemed to be sold, on a quarterly basis for a three month term, with respect to the Value Line 30 Stocks. The "Value Line 30 Stocks", 30 stocks selected from the 100 highest ranking stocks in the Value Line Timeliness ranking, will be determined and reconstituted quarterly by the Calculation Agent. The hypothetical income on each Basket Unit will equal a pro rata share of the Basket Unit Income on the Value Line 30 Basket.

         "Basket Unit Income" means the hypothetical income, if any, deemed to be derived from the Basket Units held in the Reference Index over each Quarterly Calculation Period, and the level of the Reference Index at the end of that period as described in the next paragraph. The Basket Unit Income will be based on the cash dividends in respect of the Value Line 30 Stocks and the value of premiums in respect of call options on those stocks. The Zero Coupon Bond Units and the Leverage Units will not produce hypothetical income for purposes of the interest payments on the PROCEEDS.

         The interest payment on the PROCEEDS, if any, for any Quarterly Calculation Period will be based on figures determined on the last Index Business Day of the Quarterly Calculation Period and will equal:

                  Number of Basket Units x Adjusted Quarterly Income

provided the Calculation Agent determines that the level of the Reference Index (less any Basket Unit Income) is greater than 105% of the Floor Level at the close of business on the last day of any Quarterly Calculation Period, except the last Quarterly Calculation Period before the Stated Maturity, for which any interest payment will be paid in addition to the Supplemental Redemption Amount.

         Interest will be calculated from, and including, each Commencement Date to, but excluding, the next Commencement Date, provided that the initial Quarterly Calculation Period will commence on, and include, January 4, 2006 and the final Quarterly Calculation Period will extend to, and include, the Valuation Date. No interest will accrue on the PROCEEDS after the Valuation Date. The Interest Payment Date related to any Quarterly Calculation Period with respect to which interest is paid will be the Interest Payment Date following the last day of the applicable Quarterly Calculation Period or, with respect to the final Quarterly Calculation Period, the Stated Maturity.

         If at the close of business on the last day of any Quarterly Calculation Period (except the last Quarterly Calculation Period before the Stated Maturity), the Calculation Agent determines that the level of the Reference Index (less any Basket Unit Income) is less than 105% of the Floor Level, the Calculation Agent will be deemed to reinvest the value of any Basket Unit Income relating to that Quarterly Calculation Period in the Basket Units at the close of business on the first Index Business Day of the next Quarterly Calculation Period (by increasing the number of Basket Units included in the Reference Index) and no interest will be payable on the PROCEEDS on the Interest Payment Date relating to that Quarterly Calculation period.

         If the amount allocated to the Basket Units is zero at any time during the term of the PROCEEDS (either following an Allocation Determination Event or a Defeasance Event), it will remain zero for the remaining term of the PROCEEDS and no interest will be paid for the remaining term of the PROCEEDS.

         The value of the Value Line 30 Basket will also include the value of dividends on the Value Line 30 Stocks. The "dividend yield" for each common stock is determined by annualizing the last quarterly or semi-annual ordinary dividend as published by Bloomberg Financial Markets ("Bloomberg"), and dividing the result by the last available sale price for each stock on its primary exchange on the date that dividend yield is to be determined.

         The Share Multipliers (as defined below) are recalculated by the Calculation Agent on the third Friday in February, May, August and November of each year, or in certain circumstances on a day shortly thereafter as described below, which is the anniversary of the Pricing Date. The "Share Multiplier" is set to equal the number of shares of that stock, or portion thereof, based upon the closing market price of that stock on the Quarterly Reconstitution Date (as defined below), so that each stock represents approximately an equal percentage of the Value Line 30 Basket as of the Quarterly Reconstitution Date, subject to certain limits as described below. Each Share Multiplier remains constant until adjusted for certain corporate events, option exercises and quarterly reconstitutions as described below.

         The Value Line 30 Stocks are the stocks that have been determined by the Calculation Agent as follows:

         First, the Calculation Agent will identify the 100 stocks with the highest Value Line Timeliness ranking on the second Friday of the month in which the applicable reconstitution date falls (as described in this Annex A) by inquiry to Value Line or through other publicly available sources. Even if included in the Value Line Timeliness ranking, the Company's common stock will be ineligible for inclusion in the Value Line 30 Stocks. In addition, stocks included in the Value Line Timeliness ranking which are issued by an entity domiciled outside of the United States (as designated by Bloomberg) will be ineligible for inclusion in the Value Line Select 30 Stocks.

         Second, the Calculation Agent will determine the 60 most liquid stocks from the 100 stocks identified above based on the median notional stock volume of each stock. The "median notional stock volume" will be the median of the daily dollar volume of each stock over the 63 Index Business Day period prior to and including the applicable reconstitution date. The daily dollar volume is the product of the last price for the stock as reported on Bloomberg each day, multiplied by the Consolidated Volume of that stock for that day. The "Consolidated Volume" means the total volume in shares of a stock traded on a particular day, as reported on Bloomberg. If the last price or volume of any stock is not available on Bloomberg for more than two of the 63 Index Business Days in the period, that stock will be ineligible for inclusion in the Select 30 Stocks.

         Third, the Calculation Agent will determine the highest dividend yield for each of the stocks. The dividend yield will be based on the most recent gross annualized dividend for each stock divided by the current market price for the applicable stock on the applicable Quarterly Reconstitution Date, as published on Bloomberg.

         Fourth, the Calculation Agent will then classify each of those stocks identified above by its Global Industry Classification Standard classification (the "GICS Classification"). Any stock that is not assigned to a GICS Classification will be ineligible for inclusion in the Value Line 30 Stocks. Once those stocks have been classified, those stocks will be ranked based upon their dividend yield, from highest to lowest within each GICS Classification.

         Finally, the Calculation Agent will then determine the Value Line 30 Stocks by identifying the stocks with the highest dividend yield from each GICS Classification in the following alphabetical order: Consumer Discretionary, Consumer Staples, Energy, Financials, Healthy Care, Industrials, Information Technology, Materials, Telecommunication Services, and Utilities. Once the Calculation Agent has identified a stock from a GICS Classification, the Calculation Agent will identify another stock from the next GICS Classification in the alphabetical order above, beginning again at the top of the alphabetical order when necessary. The Calculation Agent will repeat this identification process until 30 stocks are identified for inclusion in the Value Line 30 Stocks, provided, however, that if three or more GICS Classifications comprise the Value Line 30 Basket, no one GICS Classification may comprise more than 35% of the Value Line 30 Basket (as described below).

         The Calculation Agent may at its discretion make adjustments to the identification criteria above for the purpose of maintaining the Value Line 30 Stocks if certain actions by or affecting Value Line, such as the discontinuance of the publication of the Value Line 30 Index, the Value Line Timeliness ranking system or the GICS Classifications, occurs. These adjustments may include the selection of a successor or substitute compilation of common stocks intended to be a model for the composition of the total market, a successor or substitute ranking system or successor or substitute industry classification system for the Value Line 30 Index, the Value Line Timeliness ranking system and the GICS Classifications.

         The Value Line 30 Basket will be reconstituted to include the 30 stocks from the Value Line Timeliness ranking (as published on the second Friday of each February, May, August and November) that meet the criteria described above for the determination of the Value Line 30 Stocks (the "New Stocks") on the second scheduled Business Day prior to the applicable Anniversary Date (as defined below), or if that day is not a Business Day, the next Business Day (the "Quarterly Reconstitution Date"). At anytime during a calculation period the Value Line 30 Stocks may include stocks which are no longer among the 100 highest ranking stocks in the Value Line Timeliness ranking. "Anniversary Date" will mean the third Friday in February, May, August and November of each year, or if that day is not a Business Day or the scheduled Business Day prior to that day is not a Business Day, the Business Day immediately succeeding the applicable Quarterly Reconstitution Date.

         The Share Multiplier for each New Stock will be determined by the Calculation Agent and will equal the number of shares of each New Stock, based upon the closing market price of that New Stock on the Anniversary Date, so that each New Stock represents approximately an equal percentage of a value equal to the Value Line 30 Basket in effect at the close of business on the applicable Anniversary Date; provided that, if three or more GICS Classifications comprise the Value Line 30 Basket, no one GICS Classification may comprise more than 35% of the

Value Line 30 Basket on that Quarterly Reconstitution Date; provided, further, that, if the Calculation Agent holds more than 8% of the outstanding shares of any New Stock, the Share Multiplier for that New Stock will be adjusted to reflect a holding in the Value Line 30 Basket of no more than 7.5% of the outstanding shares of the applicable New Stock.

         In addition to the adjustments to the Share Multiplier related to hypothetical call option exercise, the Share Multiplier for any Value Line 30 Stock and the Value Line 30 Basket will be adjusted as follows:

                  1. If a Value Line 30 Stock is subject to a stock split or reverse stock split, then once the split has become effective, the Share Multiplier for that Value Line 30 Stock will be adjusted to equal the product of the number of shares of that Value Line 30 Stock issued with respect to one such share of that Value Line 30 Stock in the split and the prior multiplier.

                  2. If a Value Line 30 Stock is subject to a stock dividend, issuance of additional shares of the Value Line 30 Stock, that is given equally to all holders of shares of the issuer of that Value Line 30 Stock, then once the dividend has become effective and that Value Line 30 Stock is trading ex-dividend, the Share Multiplier will be adjusted so that the new Share Multiplier shall equal the former Share Multiplier plus the product of the number of shares of that Value Line 30 Stock issued with respect to one such share of that Value Line 30 Stock and the prior multiplier.

                  3. If a Value Line 30 Company is being liquidated or is subject to a proceeding under any applicable bankruptcy, insolvency or other similar law, that Value Line 30 Stock will continue to be included in the Value Line 30 Basket so long as a market price for that Value Line 30 Stock is available. If a market price is no longer available for a Value Line 30 Stock for whatever reason, including the liquidation of the issuer of the Value Line 30 Stock or the subjection of the issuer of the Value Line 30 Stock to a proceeding under any applicable bankruptcy, insolvency or other similar law, then the value of that Value Line 30 Stock will equal zero in connection with calculating the value of the Value Line 30 Basket for so long as no market price is available, and no attempt will be made to immediately find a replacement stock or increase the value of the Value Line 30 Basket to compensate for the deletion of that Value Line 30 Stock. If a market price is no longer available for a Value Line 30 Stock as described above, the value of the Value Line 30 Basket will be computed based on the remaining Value Line 30 Stocks for which market prices are available and no New Stock will be added to the Value Line 30 Basket until the quarterly reconstitution of the Value Line 30 Basket. As a result, there may be periods during which the Value Line 30 Basket contains fewer than thirty Value Line 30 Stocks.

                  4. If a Value Line 30 Company has been subject to a merger or consolidation and is not the surviving entity or is nationalized, then a value for that Value Line 30 Stock will be determined at the time the issuer is merged or consolidated or nationalized and will equal the last available market price for that Value Line 30 Stock and that value will be constant until the Value Line 30 Basket is reconstituted. At that time, no adjustment will be made to the Share Multiplier of the relevant Value Line 30 Stock.

                  5. If a Value Line 30 Company issues to all of its shareholders equity securities that are publicly traded of an issuer other than the Value Line 30 Company, or a tracking stock is issued by a Value Line 30 Company to all of its shareholders, then the new equity securities will be added to the Value Line 30 Basket as a new Value Line 30 Stock. The Share Multiplier for the new Value Line 30 Stock will equal the product of the original Share Multiplier with respect to the Value Line 30 Stock for which the new Value Line 30 Stock is being issued (the "Original Value Line 30 Stock") and the number of shares of the new Value Line 30 Stock issued with respect to one share of the Original Value Line 30 Stock.

                  6. If a Market Disruption Event occurs due to a suspension of or material limitation on trading of a particular Value Line 30 Stock and is continuing for more than 10 consecutive Business Days, the relevant stock will be immediately removed from the Value Line 30 Basket. A pro rata portion of the value of that stock at the time of its removal from the Value Line 30 Basket will be reflected in Share Multiplier adjustments among the remaining Value Line 30 Stocks until the next Quarterly Reconstitution Date.

                  7. If three or more GICS Classifications comprise the Value Line 30 Basket and any one GICS Classification comprises more than 35% of the Value Line 30 Basket during the reconstitution, the Share Multipliers for the Value Line 30 Stocks in that GICS Classification will be adjusted so that no GICS Classification comprises more than 35% of the Value Line 30 Basket. This restriction applies only upon the reconstitution of the Value Line 30 Stocks on a Quarterly Reconstitution Date. A pro rata portion of the value of the number of shares of the Value Line 30 Stocks in that GICS Classification at the time of its removal from the Value Line 30 Basket will be reflected in Share Multiplier adjustments among the remaining Value Line 30 Stocks in the other GICS Classifications until the next Quarterly Reconstitution Date.

                  8. If the Calculation Agent holds more than 8% of the outstanding shares of any Value Line 30 Stock, the Share Multiplier for that Value Line 30 Stock will be adjusted to reflect a holding in the Value Line 30 Basket of no more than 7.5% of the outstanding shares of the applicable Value Line 30 Stock. A pro rata portion of the value of the number of shares of that Value Line 30 Stock at the time of its removal from the Value Line 30 Basket will be reflected in Share Multiplier adjustments among the remaining Value Line 30 Stocks until the next Quarterly Reconstitution Date.

                  9. In order to preserve the continuity of the value of the Value Line 30 Basket, if any hypothetical call option has a value greater than zero at expiration, the Share Multiplier of the related stock in the Value Line 30 Basket will be reduced by an amount that, when multiplied by the closing price of the related stock on the last Index Business Day of the quarterly period, equals the value of the hypothetical option at expiration.

         Except for 9 above, no adjustments of any Share Multiplier of a Value Line 30 Stock will be required unless the adjustment would require a change of at least 1% in the Share Multiplier then in effect. The Share Multiplier resulting from any of the adjustments specified above will be rounded to the nearest ten-thousandth with five hundred-thousandths being rounded upward.

         The Calculation Agent may at its discretion make adjustments to maintain the value of the Value Line 30 Basket if certain events would otherwise alter the value of the Value Line 30 Basket despite no change in the market prices of the Value Line 30 Stocks.

         The value of the Value Line 30 Basket will be calculated at the close of business on each Index Business Day by the Calculation Agent and published on Reuters Page MEREDUS15. The value of the Value Line 30 Basket was set to 100 on the Pricing Date. The value of the Value Line 30 Basket on each Index Business Day will equal the sum of the values of the Value Line 30 Stocks and the Adjusted Quarterly Income, less the Current Option Value (as defined below). The value of the Value Line 30 Basket on any day that is not an Index Business Day will equal the value of the Value Line 30 Basket on the previous day as reduced by the pro rata portion of the Basket Adjustment Factor for that day.

         If any hypothetical call option has a value greater than zero at expiration, the value of that option will be removed from the value of the Value Line 30 Basket at the close of business on the day the option expires. In order to preserve the continuity of the value of the Value Line 30 Basket following any removal, the contributing value of the related Value Line 30 Stock to the Value Line 30 Basket will be reduced by an amount equal to the value of the option at expiration. This reduction will be effected by decreasing the Share Multiplier of the related stock in the Value Line 30 Basket by an amount that, when multiplied by the closing price of the related stock on the last Index Business Day of the Quarterly Calculation Period, equals the value of the hypothetical option at expiration. The reduction of the Share Multiplier of an underlying stock under these circumstances will reduce the contributing value of the Value Line 30 Stock to the Value Line 30 Basket. Because these reductions will have the effect of ensuring the continuity of the value of the Value Line 30 Basket, they will not result in Allocation Determination Events. The reduced Share Multiplier will be used to calculate the value of the Value Line 30 Basket, and thus the value of the Basket Units, on the following Index Business Day.

         The value of a cash dividend or distribution will be included in the Basket Unit Income at the close of business on the ex-dividend date for that dividend or distribution. The value of premiums in respect of hypothetical call options will be included in the Basket Unit Income at the close of business on the day on which the hypothetical call option is priced.

         The Basket Unit Income will be removed from the value of the Value Line 30 Basket at the close of business on the last day of the related Quarterly Calculation Period. The Basket Unit Income will be zero until hypothetical call options are priced during the following Quarterly Calculation Period or until the next ex-dividend date for an underlying stock. The removal of Basket Unit Income will reduce the value of the Value Line 30 Basket and may therefore cause an Allocation Determination Event in which the allocation to the Basket Units is reduced, even if the prices of the Value Line 30 Stocks have not fallen.

         If no value (including a closing value) of the Value Line 30 Basket is available on any date because of a Market Disruption Event or otherwise, unless deferred by the Calculation Agent as described in this Annex A, the Calculation Agent will determine the values of the components of the Value Line 30 Basket as follows:

          o the value of any Value Line 30 Stock for which no value is available will be the arithmetic mean, as determined by the Calculation Agent, of the value of that stock obtained from as many dealers in equity securities (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding three of those dealers, as will make that value available to the Calculation Agent; and

          o the value of any hypothetical call option related to a Value Line 30 Stock for which no value is available will be the arithmetic mean, as determined by the Calculation Agent, of the value of that option obtained from as many dealers in options (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding three of those dealers, as will make that value available to the Calculation Agent.

         Each "Zero Coupon Bond Unit" will track the value of a US$100 face value hypothetical investment in a hypothetical zero coupon bond maturing on the scheduled Valuation Date with a yield equal to the applicable zero coupon yield based upon USD swap rates as published on Bloomberg Page EDS. The applicable zero coupon yield will be estimated from the USD swap rate yields corresponding to the published maturities closest in time to the scheduled Valuation Date. The Calculation Agent may, when necessary, estimate the applicable zero coupon yield by interpolating the appropriate USD swap rate yields based on those published maturities. The Zero Coupon Bond Units will not yield any return after the scheduled Valuation Date.

         Each "Leverage Unit" will track the value of US$1 of hypothetical borrowings used to increase the exposure to the Basket Units. To the extent that exposure to the Basket Units is leveraged (i.e., increased with borrowed funds) through the use of Leverage Units, the number of Leverage Units will be increased daily by an amount equal to the Daily Leverage Charge. The Daily Leverage Charge will reduce the level of the Reference Index.

         A "Defeasance Event" will have been deemed to have occurred if the Cushion (as defined below) is less than 1% on any Index Business Day. Upon the occurrence of a Defeasance Event, no hypothetical funds will be allocated to the Basket Units for the remaining term of the PROCEEDS. This means that, while a holder of Basket Units would benefit from a subsequent increase in the value of the Basket Units, a holder of PROCEEDS would not.

         If, at the time of a Defeasance Event, the amount resulting from the hypothetical sale of the Basket Units added to the value of the Zero Coupon Bond Units in the Reference Index is greater than the Floor Level (as defined below), then that excess amount will be allocated in Zero Coupon Bond Units and the Reference Index will track the value of one Zero Coupon Bond Unit plus this additional excess amount for the remaining term of the PROCEEDS. If the amount resulting from the hypothetical sale of the Basket Units added to the value of the Zero Coupon Bond Units in the Reference Index is equal to or less than the Floor Level, then the Reference Index will track the value of one Zero Coupon Bond Unit for the remaining term of the PROCEEDS.

         Because the amount of the interest payments on the PROCEEDS will depend on the performance of the Basket Units in the Reference Index, no interest will be paid for the remaining term of the PROCEEDS after the occurrence of a Defeasance Event. In addition, the Reference Index will not participate in any subsequent increase in the value of the Basket Units and any payments on the Stated Maturity will be limited to the $10 principal amount per unit (except as described in the first sentence of the immediately preceding paragraph).

         Upon the occurrence of a Defeasance Event, no hypothetical funds will be allocated to the Basket Units for the remaining term of the PROCEEDS, even if at the close of business on that Index Business Day the value of the Cushion is greater than 1%.

                  "Federal Funds rate" means:

                  (1) the rate on any day for United States dollar federal
                      funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Bloomberg or any successor service on page FEDL or any other page as may replace page FEDL on that service ("Bloomberg Page FEDL"); or

                  (2) if the rate referred to in clause (1) does not appear on
                      Bloomberg Page FEDL or is not published by 3:00 P.M., New York City time, on the relevant date, the rate on that date for United States dollar federal funds as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)"; or

                  (3) if the rate referred to in clause (2) is not published by 3:00 P.M., New York City time, on the relevant date, the rate on that date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York, which may include MLPF&S or its affiliates, selected by the Calculation Agent as of 9:00 A.M., New York City time, on that date; or

                  (4) if the brokers selected by the Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds rate in effect on that date.

         An "Allocation Determination Event" will occur and a reallocation will be effected if the absolute value of the difference in (i) the closing value of the Basket Units in the Reference Index divided by the closing level of the Reference Index on any Index Business Day and (ii) the Targeted Exposure (as defined below) is greater than 5% of the Targeted Exposure. In general, the Targeted Exposure may increase following increases in the value of the Basket Units or decreases in the Floor Level (due to interest rate increases). Using Leverage Units, the Targeted Exposure may equal up to 150% (the "Maximum Leverage"). In general, the Targeted Exposure may decrease following decreases in the value of the Value Line 30 Basket or increases in the Floor Level (due to interest rate decreases).

         The Calculation Agent will determine whether an Allocation Determination Event has occurred at the beginning of each Index Business Day up to and including the Valuation Date. For purposes of determining an Allocation Determination Event, the value of hypothetical call options in the Value Line 30 Basket will be determined using mid-market implied volatility (or the arithmetic mean of bid-side and offered-side implied volatility).

         The Calculation Agent may defer the determination of the values of the Basket Units and the Zero Coupon Bond Units for up to ten consecutive Business Days on which Market Disruption Events are occurring. Following this deferral period, the Calculation Agent will determine the values of the Basket Units and the Zero Coupon Bond Units. No reallocation of the hypothetical funds tracked by the Reference Index will occur on any day the determination of the value of the Basket Units and the Zero Coupon Bond Units is deferred by the Calculation Agent.

         If the Calculation Agent determines that an Allocation Determination Event has occurred, the Calculation Agent will determine the Targeted Exposure, or the percentage of the hypothetical funds that must be allocated to the Basket Units pursuant to the formula. The Targeted Exposure will be determined on the basis of values at the close of business on the previous Index Business Day. At the close of business on the Index Business Day on which an Allocation Determination Event has occurred, the Calculation Agent will reallocate the hypothetical funds.

         Reallocations may involve hypothetical sales and purchases of Basket Units and Zero Coupon Bond Units. The number of Basket Units to be hypothetically sold or purchased will be determined by the Calculation Agent at the beginning of each Index Business Day on which the Calculation Agent has determined that an Allocation Determination Event has occurred. However, those hypothetical sales or purchases will be effected at the values (as determined by the Calculation Agent) of Basket Units and Zero Coupon Bond Units at the close of business on the date of reallocation. Any reallocation on the last day of any Quarterly Calculation Period will be effected through the hypothetical purchase or sale of Basket Units at a price that includes the Basket Unit Income for that Quarterly Calculation Period. Hypothetical purchases of Basket Units will be made at prices that reflect the value of call options determined using bid-side implied volatility and hypothetical sales of Basket Units will be made at prices that reflect the value of call options determined using offered-side implied volatility.

         If the reallocation results in an increased percentage of hypothetical funds tracked by the Reference Index allocated to the Basket Units, the reallocation will involve the hypothetical sale of Zero Coupon Bond Units and the hypothetical purchase of Basket Units with the hypothetical proceeds of the sale. Any purchase of Basket Units that cannot be effected through the sale of Zero Coupon Bond Units will be effected using the Leverage Units. The Leverage Units will be increased by the amount necessary to purchase the Basket Units, subject to the Maximum Leverage.

         The hypothetical sale of Zero Coupon Bond Units will be made at prices that reflect the value of zero coupon bonds determined using relevant offered-side swap rates. The hypothetical purchase of Zero Coupon Bond Units will be made at prices that reflect the value of zero coupon bonds determined using relevant bid-side swap rates.

         If the reallocation results in a decreased percentage of hypothetical funds tracked by the Reference Index allocated to the Basket Units, the reallocation will involve the hypothetical sale of Basket Units. The hypothetical proceeds of this sale will be used first to reduce any allocation to the Leverage Units to zero and then to make hypothetical purchases of Zero Coupon Bond Units.

         The number of Basket Units and Zero Coupon Bond Units in the Reference Index will then be adjusted to reflect the units hypothetically sold or purchased as a result of the reallocation.

         The Calculation Agent will determine whether an Allocation Determination Event has occurred and, if so, the Targeted Exposure based on the values of the Reference Index, the Basket Units and the Floor Level at the close of business on the previous Index Business Day and any necessary reallocation will be effected at the close of business on the Index Business Day on which the occurrence of the Allocation Determination Event is determined. As a result:

          o the Calculation Agent may determine that an Allocation Determination Event has occurred even if the values of the Reference Index, the Value Line 30 Basket and the Floor Level at the time the reallocation is effected would not result in an Allocation Determination Event;

          o the Reference Index will be exposed to a greater extent to losses on the Basket Units between the determination of the occurrence of an Allocation Determination Event and the resulting reallocation than would be the case if a reallocation were effected immediately following determination of the Targeted Exposure;

          o the Reference Index may not participate as fully in any appreciation of the Basket Units that occurs between the determination of the occurrence of an Allocation Determination Event and the resulting reallocation as it would if the reallocation were effected immediately following determination of the Targeted Exposure; and

          o the Calculation Agent may effect a greater or lesser allocation to the Basket Units than otherwise would be required if the occurrence of an Allocation Determination Event were determined by the Calculation Agent at the end of that Index Business Day.

         If at any time during any Business Day the value of the S&P 500 Index or the Nasdaq-100 Index has declined from its closing value on the previous Business Day by 10% or more, the Calculation Agent, as soon as reasonably practicable, will determine the Targeted Exposure and reallocate the hypothetical funds tracked by the Reference Index at the close of business the following Index Business Day so that the percentage of hypothetical funds invested in the Basket Units is as close as is reasonably practicable to the Targeted Exposure. This reallocation will be effected even if an Allocation Determination Event has not occurred and, if an Allocation Determination Event was determined to have occurred at the beginning of that Index Business Day, the reallocation of hypothetical funds determined in connection with that Allocation Determination Event will be disregarded.

         The target allocation of hypothetical funds tracked by the Reference Index to the Basket Units (the "Targeted Exposure") upon the occurrence of an Allocation Determination Event will depend on the last available closing level of the Reference Index (the "Last Value"), the Floor Level and the Trading Multiple, and is subject to the Maximum Leverage.

         The Targeted Exposure will equal:

                  Cushion x Trading Multiple,

provided, the Targeted Exposure will not exceed 150%.

         The "Cushion" equals: (Last Value minus the Floor Level)/Last Value; provided, however, that in no instance will the Cushion be less than zero.

         The "Floor Level" for any date will equal the value of a hypothetical zero coupon bond maturing on the scheduled Valuation Date with a yield equal to the applicable zero coupon yield based upon USD swap rates, plus the Fee Protection Factor (as defined below), if any.

         The "Trading Multiple" is set at 5.

         The "Fee Protection Factor" will increase the Floor Level when the then current value of the Zero Coupon Bond Units ("ZCBU Value") equals 90% or more of the Last Value. In that case, the Floor Level will be increased upon the occurrence of an Allocation Determination Event by an amount equal to:

               .20 x the number of years to the Stated Maturity x Zero Coupon Bond Unit Contribution

where the number of years to the Stated Maturity allows for fractional years and the "Zero Coupon Bond Unit Contribution" equals:

                (      ( Last Value - ZCBU Value  ) )
                (10% - (------------------------- ) ) + 9%
                (      (       Last Value         ) )

provided, however, that in no instance will the Zero Coupon Bond Unit Contribution be less than zero or greater than one. IC OMITTED]

         The effect of the Fee Protection Factor is to decrease the Targeted Exposure when the level of the Reference Index is equal to or less than 10% greater than the value of the Zero Coupon Bond Units upon the occurrence of an Allocation Determination Event. This, in turn, will increase the allocation of hypothetical funds to the Zero Coupon Bond Units so that the level of the Reference Index should equal at least 100 on the scheduled Valuation Date, inclusive of all fees, deductions and charges.

         The "Current Option Value" is the sum of the mark-to-market value of each hypothetical call option and will be determined by the Calculation Agent at the close of business on each Index Business Day using accepted option valuation methods. The valuation methods take into account variables such as:

          o the closing price of the related stock as of the time the hypothetical call option is valued;

          o the cumulative normal distribution function (a fixed statistical function), which determines the probability of a variable falling within a given range under specified conditions;

          o    the exercise price of the hypothetical call option;

          o the computed continuously compounded annualized current dividend yield on the related stock based on expected dividends;

          o the U.S. dollar interest rate as of the time the hypothetical call option is valued, converted into a continuously compounded rate; and

          o the implied volatility of the related stock (determined by the Calculation Agent as described below).

         At the time the hypothetical call option is priced, the U.S. dollar interest rate will equal the U.S. dollar LIBOR rate as calculated and published at that time by Bloomberg Financial Markets, or another recognized source selected by the Calculation Agent at that time, based on the time to maturity of that hypothetical call option. During the remaining term of the hypothetical call option, the interest rate will equal the published interest rate for a term identical to the remaining term of the hypothetical call option. If an interest rate for a term identical to the remaining term of the hypothetical call option is not published, the Calculation Agent will determine the interest rate used to compute the value of an option by interpolating between the published rate for a shorter term nearest to the term of the hypothetical call option and the published rate for a longer term nearest to the term of the hypothetical call option. All interest rates will be converted by the Calculation Agent into a rate compounded on a continuous basis.

         The annualized current dividend yield for the stock on which the option is priced will be calculated on any Index Business Day by dividing the ordinary dividend or dividends historically paid by the issuer of that stock during the most recent period corresponding to the current Quarterly Calculation Period (or if the issuer of the stock has publicly disclosed that any dividend payable during the Quarterly Calculation Period in which the hypothetical call option is being priced will be a different amount than the most recent corresponding historical dividend, the amount publicly disclosed by the issuer) by the closing price of that stock on the principal U.S. exchange or market on that day and annualizing (based on a 365-day year) the result to the end of that Quarterly Calculation Period. The annualized current dividend yield for any stock on which an option is priced will be zero:

          o for the remainder of each Quarterly Calculation Period following the ex-dividend date for that stock corresponding to the final ex-dividend date in the most recent period corresponding to the current Quarterly Calculation Period; and

          o in each Quarterly Calculation Period in which an ordinary dividend has not been payable historically (because the dividend is payable annually, semiannually or otherwise),

in either case, unless and until the issuer of that stock publicly discloses a dividend payable during the remainder of that Quarterly Calculation Period, in which case the annualized current dividend yield will be calculated using the amount publicly disclosed by the issuer.

         The implied volatility of a hypothetical call option on any Index Business Day is:

          o when hypothetically purchasing Basket Units, the bid-side implied volatility;

          o when hypothetically selling Basket Units, the offered-side implied volatility; and

          o under all other circumstances, the mid-market implied volatility (i.e., the arithmetic mean of the bid-side and offered-side implied volatility)

of the relevant stock as determined by the Calculation Agent by interpolating from the implied volatility surface for the most comparable call options listed on the AMEX, the Chicago Board Options Exchange or the International Securities Exchange on the relevant stock as determined by the Calculation Agent in accordance with option pricing methodologies selected by the Calculation Agent, taking into account the nearest exercise price and maturity and using the U.S. dollar interest rate and dividend yield determined as described above.

         If no value of a hypothetical call option is available on any date because of a Market Disruption Event, because the Calculation Agent determines that the market for the listed options described above is not sufficiently liquid (based upon factors including, but not limited to, the time elapsed since the last trade in options relating to that stock, the size of the open interest in call options with related exercise prices and maturities relating to that stock and the size of the bid-offer relative to the number of hypothetical options related to that stock to be priced on that day in respect of the notes then outstanding) for the purpose of calculating the implied volatility of any hypothetical call option or otherwise, or if the reported prices for the listed options described above contain or are the result of manifest error, unless deferred by the Calculation Agent as described below, the value of that hypothetical call option will be the arithmetic mean, as determined by the Calculation Agent, of the value of that option obtained from as many dealers in options (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding three of these dealers, as will make that value available to the Calculation Agent.

         The Calculation Agent may defer the determination of the values of the hypothetical call options for up to ten consecutive Index Business Days on which a Market Disruption Event is occurring. Following this period, the Calculation Agent will determine the values of the hypothetical call options in consultation with the Company. No determination of the value of the Value Line 30 Basket or reallocation of hypothetical funds in the Reference Index will occur on any day the determination of the values of the hypothetical call options is deferred by the Calculation Agent.

         The Calculation Agent will price hypothetical cash-settled call options relating to shares of each of the Value Line 30 Stocks on a quarterly basis for a three month term, beginning on December 27, 2005. Hypothetical call options will be priced on the first Index Business Day of each Quarterly Calculation Period. The hypothetical call options relating to each underlying stock will correlate to the number of shares of that underlying stock used to calculate the value of the Value Line 30 Basket on the day the options are priced.

         Each hypothetical call option will:

            o expire on the last quarterly third Friday in the last month of the relevant Quarterly Calculation Period (i.e., the third Friday in February, May, August and November);

            o be automatically settled on the third Friday in the last month of the Quarterly Calculation Period if the closing price of the underlying stock on that day exceeds the exercise price; and

            o have an exercise price greater than or equal to 105% of the closing price of the underlying stock on the day the hypothetical call option is priced.

         The exercise price of each hypothetical call option will be determined through the bidding process described below. Before seeking bids on the exercise price of a hypothetical call option, the Calculation Agent will determine the option's Target Quarterly Premium. Once the Calculation Agent has determined the Target Quarterly Premium for a hypothetical call option, it will seek exercise prices for that hypothetical call option from as many dealers in options (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding five of those dealers, as will make bid prices available to the Calculation Agent. The exercise price for the hypothetical call option will equal the highest exercise price quoted by these dealers or, in the Calculation Agent's absolute discretion, such higher exercise price as the Calculation Agent determines to be quoted by another principal market participant, and the value of this hypothetical call option and the related Target Quarterly Premium will be included in the value of the Value Line 30 Basket at close of business on the day the hypothetical call option is priced.

         If the highest exercise price bid is less than 105% of the closing price of the related stock on the day the hypothetical call option is priced, the Calculation Agent will set the exercise price of the hypothetical call option at 105% of the closing price of the related stock on the day the hypothetical call option is priced and will seek quotations for premiums for the hypothetical call option from as many dealers in options (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding five of those dealers, as will make bid prices available to the Calculation Agent. The premium for the hypothetical call option will equal the highest premium quoted by these dealers or, in the Calculation Agent's absolute discretion, such higher exercise price as the Calculation Agent determines to be quoted by another principal market participant, and the value of this hypothetical call option and the related premium will be included in the value of the Value Line 30 Basket at the close of business on the day the hypothetical call option is priced. Under these circumstances, the Basket Unit Income will be less than it would have been if the highest exercise price bid had been greater than or equal to 105% of the closing price of the related stock on the day the hypothetical call option was priced, except to the extent that dividends on the Value Line 30 Stocks are higher than historical dividends by an amount sufficient to offset the difference between the actual Basket Unit Income and the Basket Unit Income that would have resulted if the premium in respect of each hypothetical call option had been equal to its Target Quarterly Premium.

         In seeking exercise prices or premiums from dealers in options in respect of hypothetical call options relating to any of the underlying stocks, the Calculation Agent may reject any exercise price or premium that does not meet the requirements for hypothetical call options stated above or that relates to a number of shares of the related underlying stock that is different than the number of shares of that stock used to calculate the value of the Value Line 30 Basket with respect to the outstanding number of PROCEEDS at the close of business on the Index Business Day prior to the date on which the options are priced.

         The closing price of any Value Line 30 Stock on any date will be (i) if the common stock is listed on a national securities exchange on that date of determination, the last reported sale price, regular way, of the principal trading session on that date on the principal U.S. exchange on which the common stock is listed or admitted to trading, (ii) if the common stock is not listed on a national securities exchange on that date of determination, or if the last reported sale price on that exchange is not obtainable (even if the common stock is listed or admitted to trading on that exchange), and the common stock is quoted on The Nasdaq National Market, the last reported sale price of the principal trading session on that date as reported on The Nasdaq National Market and (iii) if the common stock is not quoted on The Nasdaq National Market on that date of determination, or if the last reported sale price on the Nasdaq is not obtainable (even if the common stock is quoted on The Nasdaq National Market), the last reported sale price of the principal trading session on the over-the-counter market on that date as reported on the OTC Bulletin Board, the National Quotation Bureau or a similar organization. If no reported sale price of the principal trading session is available pursuant to clauses (i), (ii) or (iii) above or if there is a Market Disruption Event, the trading price on any date of determination, unless deferred by the Calculation Agent as described in the preceding sentence, will be the arithmetic mean, as determined by the Calculation Agent, of the bid prices of the common stock obtained from as many dealers in that stock (which may include MLPF&S or any of the Company's other subsidiaries or affiliates), but not exceeding three of those dealers, as will make bid prices available to the Calculation Agent. A security "quoted on The Nasdaq National Market" will include a security included for listing or quotation in any successor to that system and the term "OTC Bulletin Board" will include any successor to that service.

         If during any Quarterly Calculation Period the Calculation Agent removes one of the stocks underlying the Value Line 30 Basket, all outstanding hypothetical call options in respect of that stock will be treated as terminated at the close of business on the day on which the underlying stock is removed. At that time, the value of the shares of the removed stock in the Value Line 30 Basket, less the value, if any, of the hypothetical call options in respect of that stock, will be reallocated to hypothetical investments in shares (or fractional shares) of the remaining underlying stocks. The amount allocated to hypothetical investments in respect of each remaining underlying stock will be in proportion to the percentage of the value of each remaining underlying stock relative to the value of the Value Line 30 Basket (less the value of the removed stock) at the close of business on the Index Business Day on which the underlying stock is removed. The Calculation Agent will determine the terms of a new hypothetical call option in respect of each additional share (or fractional share). The premium in respect of each additional hypothetical call option will be included in the value of the Value Line 30 Basket at the close of business on the day the option is priced and will be included in the Basket Unit Income for that Quarterly Calculation Period.

         The terms of the hypothetical call options will provide for adjustments to reflect the occurrence of a corporate or other similar event affecting an underlying stock (such as, for example, a merger or other corporate combination or a stock split or reverse stock split).

         The "Adjusted Quarterly Income" will equal the sum of the hypothetical income related to each of the Value Line 30 Stocks (the "Quarterly Income"), reduced by the pro rata portion of the Basket Adjustment Factor. The Quarterly Income for each Value Line 30 Stock will be the sum of
(i) the cash dividends per share in respect of that Value Line 30 Stock during that Quarterly Calculation Period and Targeted Quarterly Premium, less the Premium Adjustment, if any, multiplied by the applicable Share Multiplier.

         The "Targeted Quarterly Premium" equals the adjusted annual target yield, less the anticipated dividend yield on that Value Line 30 Stock on the first day of that Quarterly Calculation Period to be paid during the Quarterly Calculation Period. The adjusted annual target yield is obtained by increasing the annual target yield of 10% on the Value Line 30 Basket on the first day of each Quarterly Calculation Period by an amount intended to, but which may or may not, offset the value of the Basket Adjustment Factor.

         If the highest exercise price bid for any option is less than 105% of the closing price of the related stock on the day the hypothetical call option is priced, a premium adjustment will be subtracted from the anticipated cash dividends and the Targeted Quarterly Premium. A "Premium Adjustment" is the difference between the Target Quarterly Premium in respect of that Value Line 30 Stock and the actual highest quarterly premium in respect of that hypothetical call option with an exercise price equal to 105% of the closing price of that Value Line 30 Stock.

                                                            EXHIBIT (5) & (23)


                                                            January 4, 2006



Merrill Lynch & Co., Inc.
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

         As your counsel, we have examined a copy of the Restated Certificate of Incorporation, as amended, of Merrill Lynch & Co., Inc. (hereinafter called the "Company"), certified by the Secretary of State of the State of Delaware. We are familiar with the corporate proceedings had in connection with the proposed issuance and sale by the Company to the Underwriter named in the Terms Agreement referred to below, pursuant to an Underwriting Agreement dated August 5, 1998 (the "Underwriting Agreement"), between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), as supplemented by the Terms Agreement dated November 23, 2004 (the "Terms Agreement") between the Company and MLPF&S (the "Underwriter"), of the Company's PROtected Covered Call EnhancED Income NoteSSM Linked to the Value Line 30 PROCEEDS Index, Series 2, due January 4, 2011 (the "Securities") in an amount equal to $52,000,000 aggregate principal amount of the Securities. We have also examined a copy of the Indenture between the Company and JPMorgan Chase Bank, N.A. as Trustee, dated as of April 1, 1983, as amended (the "Indenture"), and the Company's Registration Statement on Form S-3 (File No. 333-122639) relating to the Securities (the "Registration Statement").

         Based upon the foregoing and upon such further investigation as we deemed relevant in the premises, we are of the opinion that:

         1. The Company has been duly incorporated under the laws of the State of Delaware.

         2. The Securities have been duly and validly authorized by the Company and when the Securities have been duly executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor as set forth in the Underwriting Agreement, as supplemented by the Terms Agreement, the Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles at equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         We consent to the filing of this opinion as an exhibit to the Registration Statement and as an exhibit to the Current Report of the Company on Form 8-K dated January 4, 2006. We also consent to the use of our name under the caption "United States Federal Income Taxation" in the prospectus supplement related to the offering of the Securities.

                                                  Very truly yours,


                                                  /s/ Sidley Austin LLP